Exhibit 10.11
EXECUTION COPY
FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of March 15, 2010, by and among TRICO MARINE CAYMAN, L.P., a limited partnership organized under the laws of the Cayman Islands (“Trico Cayman”), TRICO HOLDCO LLC, a Delaware limited liability company and the general partner of Trico Cayman (“Trico Holdco”), TRICO SUPPLY AS, a limited company organized under the laws of Norway (“Holdings”, and together with Trico Cayman and Trico Holdco, the “Holdco Guarantors”), the Subsidiary Guarantors listed on Schedule IX to the Credit Agreement (the “SubsidiaryGuarantors”), TRICO SHIPPING AS, a limited company organized under the laws of Norway and a wholly-owned Subsidiary of Holdings (the “Borrower”), the Lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Holdco Guarantors, the Subsidiary Guarantors, the Lenders party hereto from time to time, and the Administrative Agent are parties to a Credit Agreement, dated as of October 30, 2009 (the “Credit Agreement”); and
     WHEREAS, subject to the terms and conditions set forth below, (i) the Lenders hereto wish to provide a waiver in respect of Section 9.01(b) of the Credit Agreement and (ii) the parties hereto wish to amend certain provisions of the Credit Agreement, in each case as herein provided;
     NOW, THEREFORE, it is agreed;
A. Waiver to the Credit Agreement
     1. Notwithstanding anything to the contrary contained in Section 9.01(b) of the Credit Agreement, each of the undersigned Lenders hereby waives any Default or Event of Default arising from the fact that the annual financial statements of Trico Marine Services, Inc. delivered pursuant to Section 9.01(b) of the Credit Agreement were not certified on an unqualified basis in regard to going concern for the fiscal year ending December 31, 2009.
B. Amendment to the Credit Agreement
     1. The definition of “Total Commitment” appearing in Section 1 of the Credit Agreement is hereby amended by deleting the text “$33,000,000” appearing in said definition and inserting the text “$26,000,000” in lieu thereof.
     2. Section 4.03(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     ”(c) On each Scheduled Commitment Reduction Date, the Total Commitment shall be automatically reduced by an aggregate principal amount as is set forth opposite each such Scheduled Commitment Reduction Date below (each such reduction, as the same may be reduced as provided in Section 4.03(f), a “Scheduled Commitment Reduction”):

		Amount of Total
		Commitment to be
		reduced on the relevant
		Scheduled Commitment
	Scheduled Commitment Reduction Date	Reduction Date
1	April 1, 2010	$0

2	July 1, 2010	$3,300,000

3	October 1, 2010	$3,300,000

4	January 1, 2011	$3,300,000

5	April 1, 2011	$3,300,000

6	July 1, 2011	$3,300,000

7	October 1, 2011	$3,300,000

8	The Maturity Date	The amount required to reduce the Total Commitments to zero”
C. Miscellaneous Provisions
     1. In order to induce the Lenders to enter into this Waiver, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Waiver Effective Date (as defined herein) before or after giving effect to this Waiver and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Waiver Effective Date both before and after giving effect to this Waiver, with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
     2. This Waiver is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
     3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.
     4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
     5. This Waiver shall become effective on the date (the “Waiver Effective Date”) when the Borrower, the Guarantors and the Required Lenders shall have signed a counterpart hereof (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com).
     6. From and after the Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.
     7. The Borrower and each Guarantor as debtor, grantor, pledgor or assignor, or in any other similar capacity in which the Borrower or the Guarantors grant liens or security interests in their respective property or otherwise act as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent the Borrower or any Guarantor granted liens on or security interests in any of its property pursuant to any such Credit Document as security for the Borrower or any Guarantor’s Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grants of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. The Borrower and each Guarantor hereby consents to this Waiver and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as otherwise provided herein, the execution of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.
*      *       *

     IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

TRICO SHIPPING AS
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

TRICO MARINE CAYMAN, L.P.
By:	Trico Holdco LLC, General Partner

By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	President

TRICO HOLDCO LLC
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	President

TRICO SUPPLY AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

TRICO SUBSEA HOLDING AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN SHIPPING III AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

Signature page to Trico S33mm First Amendment and Waiver

DEEPOCEAN SHIPPING II AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN SHIPPING AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN AS
By:	/s/ Joseph S. Compofelice
	Name:	Joseph S. Compofelice
	Title:	Chairman

TRICO SUPPLY (UK) LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

ALBYN MARINE LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

CTC MARINE PROJECTS LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Chief Executive Officer

DEEPOCEAN BRASIL SERVICOS LTDA.
By:	/s/ Per Thuestad
	Name:	Per Thuestad
	Title:	Director

Signature page to Trico $33mm First Amendment and Waiver

DEEPOCEAN MARITIME AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN MANAGEMENT AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

DEEPOCEAN DE MEXICO S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

CTC MARINE NORWAY AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

CTC MARINE PROJECTS (GUERNSEY) LIMITED
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Director

DEEPOCEAN SUBSEA SERVICES LIMITED
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
	Title:	Managing Director

DEEPOCEAN BV
By:	/s/ Mads Bardsen
	Name:	Mads Bardsen
Title: Director

Signature page to Trico $33mm First Amendment and Waiver

DEEPOCEAN UK LTD.
By:	/s/ Gerald A. Gray
	Name:	Gerald A. Gray
Title: Managing Director

SERVICIOS PROFESIONALES DE APOYO ESPECIALIZADO, S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Manager

Signature page to Trico $33mm First Amendment and Waiver

SERVICIOS DE SOPORTE PROFESIONAL ADMINISTRATIVO, S. DE R.L. DE C.V.
By:	/s/ Rishi A. Varma
Name: Rishi A. Varma
	Title:	Manager

TRICO SUBSEA AS
By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chairman

Signature page to Trico $33mm First Amendment and Waiver

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, Individually and as Administrative Agent
By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

By:	/s/ Martin Kahm
	Name:	Martin Kahm
	Title:	Vice President

Signature page to Trico $33mm First Amendment and Waiver

UNICREDIT BANK AG (f/k/a BAYERISCHE HYPO- UND VEREINSBANK), as a Lender

By:	/s/ Hischer Uwe	/s/ Langmaack Dieter

	Name: Hischer Uwe	Langmaack Dieter
	Title: Vice President	Vice President
Signature Page to Trico $33mm First Amendment and Waiver